UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Adam Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2016

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund (the “Fund“) – Class J Shares – had a negative return of -7.53% for the six months ended November 30, 2015, compared to a negative return of -3.08% for the Russell 3000 Value Index (the “Index”). The Fund and the Index had negative returns of -7.43% and -7.44%, respectively, for the period June 1, 2015 through August 31, 2015, while the Fund had a negative return of -0.10% and the Index returned 4.71% for the period September 1, 2015 through November 30, 2015. Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective
During the first half of the six months ended November 30, 2015, uncertainty surrounding U.S. monetary policy and emerging markets growth led U.S. stocks and the Fund into negative territory, with a negative mid to high single digit return. The second half of the review period focused more on economic data such as a low rate of unemployment of 5%, an ongoing rise in home prices and an expectation of decent sales in the holiday season. Expectations that the Federal Reserve would begin normalizing interest rates in early December after a surprise back down in September played into investor sentiment. U.S. stocks rebounded with a mid single digit return, but unfortunately, for the reasons discussed below, the Fund did not participate in the rally.

Over the six month period, the price of oil continued to fall, as demand slowed and excess capacity began to build. While this was a negative for many energy companies and producers of oil, it was a positive for oil consumers, including businesses and individuals. During the six month period, the Fund’s low exposure to energy company stocks was a positive contributor to performance. Typically, very few energy companies qualify for our strict requirement for high profitability, as measured by Return on Equity.

For U.S. companies with business outside of the U.S., the ongoing strength of the U.S. dollar weighed on results, impacting both the volume of sales and the translated revenues and earnings of international business segments. Further, economic growth rates slowed in many emerging markets during the period, particularly in China. These ongoing concerns led to choppy and volatile markets over the six month period, and investors favored high-growth stocks over those with more value-oriented characteristics.

We recognize that the Jensen Quality Value Fund strategy can provide periods of volatile returns relative to the benchmark, primarily due to the substantial differences in the portfolio’s composition versus the benchmark, and during the six month period, stock selection was a primary driver of relative underperformance.

As we have discussed before, there are periods where the Fund underperforms the benchmark when the intrinsic value of the stocks that the Fund selects is not recognized by other market participants. This can be typical for many “value” investing strategies, and, in our view, requires patience and consistency to overcome. Despite these recent headwinds, we remain confident that the Fund’s approach to investing will be rewarded by the market.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund. From a valuation perspective, the Fund seeks to hold high-quality businesses at reasonable prices. We believe that attention to valuation may provide a measure of downside protection and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
The Jensen Quality Value discipline seeks to capture a subset of Jensen’s universe of high Return on Equity companies where we believe the business value is not fully reflected in the stock price. In keeping with the Fund’s strategy, stock selection was determined by the Jensen Quality Value investment process which utilizes a multi-factor model based on business fundamentals, emphasizing valuation. For the six months ended November 30, 2015, the Fund’s performance relative to the benchmark was aided by an underweight in the Energy sector and an overweight in the Industrial sector. Specific companies within the Consumer Staples sector also helped boost performance.

Relative to the benchmark, the Fund’s performance was dampened by an underweight in the Financial sector, and an overweight in the Consumer Discretionary and Information Technology sectors. At the company level, the Fund’s performance was most negatively impacted by specific companies within the Consumer Discretionary, Industrial, and Energy sectors. As of November 30, 2015, there were 72 companies held in the Jensen Quality Value Fund.

The top contributor to Fund performance for the six months ended November 30, 2015, was Vector Group Ltd. (VGR), a tobacco company. The company also has significant real estate holdings and manages a portfolio of real estate investments. The popularity of the company’s electronic cigarette products helped boost sales during the six month period. VGR was selected for the Jensen Quality Value Fund because of its compelling valuation at the time of purchase. Other notable companies that contributed positively to portfolio performance were J2 Cloud Services, McDonald’s Corporation, and Microsoft Corporation.

Semi-Annual Report	Jensen Quality Value Fund	1

The largest negative contributor to Fund performance for six months ended November 30, 2015, was Apollo Education Group, a private education provider. The company offers undergraduate and graduate degrees as well as vocational training, primarily through the University of Phoenix. During the six month period, the company’s management team reduced their future growth expectations, disappointing investors. Apollo Education Group was selected for the Jensen Quality Value Fund due to its attractive valuation at the time of purchase. Other notable companies that weighed down relative performance were Ultra Petroleum Corp, Avon Products, Inc., and Lexmark International.

The Jensen Outlook
Although the last three months of our semiannual period provided strong results overall, lackluster returns for much of 2015 from the U.S. stock market reflected an environment of an uneven domestic economy, overhangs from lower commodity prices, and weak economies abroad that weighed on market sentiment. Consequently, the outlook for 2016 is cloudier than in previous years. The big question entering 2016 is whether the U.S. stock market will shrug off current challenges, or if 2015’s muted returns signal the end of the recent bull market and slowing economic growth.

Major areas of focus for the markets in 2016, many of which are carrying over from 2015, will likely include energy and commodity prices, currency and interest rates, particularly with a Federal Reserve that is tightening while other countries are pursuing aggressive central bank stimulus that is not dampening volatility meaningfully. China and legislation and politics are likely to also impact markets in 2016.

These domestic and global factors will also influence the financial performance of our portfolio companies in 2016. At Jensen, we prefer to focus on those companies which we believe can produce strong underlying business results into 2016 and beyond and use short term volatility as an opportunity to take advantage of pricing disconnects in the stocks of these companies. We believe that companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow will have a greater ability to chart their own paths, and that these companies should outperform lower-quality businesses over time.

Whatever happens in 2016, we believe that paying attention to these important company fundamentals helps Fund shareholders manage risk, provide a measure of capital protection in volatile markets, and the opportunity for long-term capital appreciation for our clients.

We appreciate your confidence in Jensen.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of November 30, 2015 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged, and one cannot invest directly in an index.

RETURN ON EQUITY is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Value Fund	Semi-Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For periods ended November 30, 2015 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	(6.84)%	14.50%	11.15%	9.52%
Russell 3000 Value Index	(1.01)%	14.51%	13.23%	11.70%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Semi-Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For periods ended November 30, 2015 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	(6.68)%	14.69%	11.32%	9.69%
Russell 3000 Value Index	(1.01)%	14.51%	13.23%	11.70%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Semi-Annual Report

Investments by Sector as of November 30, 2015
(as a Percentage of Total Investments) (Unaudited)

Semi-Annual Report	Jensen Quality Value Fund	5

Statement of Assets & Liabilities
November 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $31,121,465)	$30,011,741
Income receivable	66,695
Receivable for capital stock issued	44
Other assets	11,809
Total Assets	30,090,289

Liabilities:
Payable for 12b-1 fees - Class J	37,947
Payable to Adviser	8,524
Payable to affiliates	20,669
Accrued expenses and other liabilities	18,653
Total Liabilities	85,793
Net Assets	$30,004,496

Net Assets Consist of:
Capital stock	$28,158,072
Accumulated undistributed net investment income	54,768
Accumulated net realized gain	2,901,380
Unrealized depreciation on investments	(1,109,724)
Total Net Assets	$30,004,496

Net Assets Consist of:
Class J Shares:
Net Assets	$3,262,281
Shares of beneficial interest outstanding	266,548
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$12.24
Class I Shares:
Net Assets	$26,742,215
Shares of beneficial interest outstanding	2,192,441
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$12.20

The accompanying notes are an integral part of these financial statements

6	Jensen Quality Value Fund	Semi-Annual Report

Schedule of Investments
November 30, 2015 (Unaudited)

Common Stocks - 99.43%

shares	Aerospace & Defense - 2.70%	value
2,750	Boeing Co.	$399,988
2,810	General Dynamics Corp.	$411,552
		$811,540

shares	Air Freight & Logistics - 1.33%	value
5,920	CH Robinson Worldwide, Inc.	$399,186

shares	Beverages - 4.08%	value
1,910	Boston Beer Company, Inc. - Class A (a)	$408,014
9,640	Coca-Cola Co.	$410,857
4,060	PepsiCo, Inc.	$406,650
		$1,225,521

shares	Biotechnology - 1.36%	value
3,840	Gilead Sciences, Inc.	$406,886

shares	Capital Markets - 1.40%	value
11,200	Waddell & Reed Financial, Inc. - Class A	$418,880

shares	Chemicals - 2.72%	value
5,770	Eastman Chemical Co.	$419,190
3,810	Terra Nitrogen Company, L.P.	$400,812
		$820,002

shares	Commercial Services & Supplies - 2.82%	value
7,310	Deluxe Corp.	$428,731
19,340	Pitney Bowes, Inc.	$417,744
		$846,475

shares	Communications Equipment - 1.36%	value
14,980	Cisco Systems, Inc.	$408,205

shares	Consumer Finance - 1.50%	value
10,870	PRA Group, Inc. (a)	$449,040

shares	Containers & Packaging - 1.39%	value
8,010	Crown Holdings, Inc. (a)	$415,799

shares	Distributors - 1.38%	value
4,560	Genuine Parts Co.	$413,273

shares	Diversified Consumer Services - 1.35%	value
11,030	H&R Block, Inc.	$404,691

shares	Diversified Financial Services - 2.71%	value
4,220	McGraw-Hill Financial, Inc.	$407,103
3,970	Moody’s Corp.	$409,387
		$816,490

shares	Electrical Equipment - 1.37%	value
8,250	Emerson Electric Co.	$412,500

shares	Food & Staples Retailing - 1.31%	value
6,700	Wal-Mart Stores, Inc.	$394,228

shares	Food Products - 4.23%	value
8,360	Campbell Soup Co.	$436,726
7,150	General Mills, Inc.	$412,984
4,810	Hershey Co.	$415,151
		$1,264,861

shares	Health Care Equipment & Supplies - 4.06%	value
10,640	Baxter International, Inc.	$400,596
6,410	St. Jude Medical, Inc.	$404,471
5,120	Varian Medical Systems, Inc. (a)	$413,594
		$1,218,661

shares	Health Care Providers & Services - 2.67%	value
3,000	Cigna Corp.	$404,940
3,510	UnitedHealth Group, Inc.	$395,612
		$800,552

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	7

Schedule of Investments continued

shares	Hotels, Restaurants & Leisure - 2.65%	value
9,080	Brinker International, Inc.	$414,230
3,020	Cracker Barrel Old Country Store, Inc.	$380,278
		$794,508

shares	Household Durables - 1.40%	value
7,390	Tupperware Brands Corp.	$419,530

shares	Household Products - 1.33%	value
5,350	Procter & Gamble Co.	$400,394

shares	Internet Software & Services - 1.37%	value
5,100	j2 Global, Inc.	$410,397

shares	IT Services - 5.71%	value
3,000	International Business Machines Corp.	$418,260
17,640	NeuStar, Inc. - Class A (a)	$444,528
15,140	Teradata Corp. (a)	$452,837
21,120	Western Union Co.	$398,323
		$1,713,948

shares	Leisure Products - 1.37%	value
3,900	Polaris Industries, Inc.	$411,177

shares	Life Sciences Tools & Services - 1.35%	value
3,050	Waters Corp. (a)	$405,101

shares	Machinery - 4.21%	value
5,790	Caterpillar, Inc.	$420,644
8,030	Crane Co.	$417,721
10,640	ITT Corp.	$422,513
		$1,260,878

shares	Media - 1.37%	value
5,580	Omnicom Group, Inc.	$412,474

shares	Metals & Mining - 1.37%	value
4,870	Compass Minerals International, Inc.	$409,762

shares	Multiline Retail - 2.72%	value
7,380	Nordstrom, Inc.	$415,568
5,510	Target Corp.	$399,475
		$815,043

shares	Oil, Gas & Consumable Fuels - 1.08%	value
80,660	Ultra Petroleum Corp. (a)(b)	$323,447

shares	Personal Products - 3.26%	value
156,300	Avon Products, Inc.	$539,235
12,620	Nu Skin Enterprises, Inc. - Class A	$440,059
		$979,294

shares	Pharmaceuticals - 2.67%	value
3,960	Johnson & Johnson	$400,911
12,220	Pfizer, Inc.	$400,449
		$801,360

shares	Professional Services - 1.35%	value
3,750	Dun & Bradstreet Corp.	$404,213

shares	Road & Rail - 1.35%	value
6,490	Landstar System, Inc.	$405,106

shares	Semiconductors & Semiconductor Equipment - 2.74%	value
9,050	Linear Technology Corp.	$413,766
7,040	Texas Instruments, Inc.	$409,165
		$822,931

shares	Software - 4.15%	value
7,580	Microsoft Corp.	$411,973
10,540	Oracle Corp.	$410,744
6,880	VMware, Inc. (a)	$422,501
		$1,245,218

The accompanying notes are an integral part of these financial statements

8	Jensen Quality Value Fund	Semi-Annual Report

Schedule of Investments continued

shares	Specialty Retail - 5.68%	value
7,570	Bed Bath & Beyond, Inc. (a)	$412,716
13,080	Best Buy Company, Inc.	$415,682
13,150	Buckle, Inc.	$417,513
13,920	Hibbett Sports, Inc. (a)	$456,716
		$1,702,627

shares	Technology Hardware, Storage & Peripherals - 1.34%	value
6,430	Western Digital Corp.	$401,296

shares	Textiles, Apparel & Luxury Goods - 4.29%	value
13,890	Coach, Inc.	$441,285
8,680	Deckers Outdoor Corp. (a)	$424,799
23,220	Wolverine World Wide, Inc.	$422,372
		$1,288,456

shares	Tobacco - 4.16%	value
7,090	Altria Group, Inc.	$408,384
4,790	Philip Morris International, Inc.	$418,598
16,651	Vector Group Ltd.	$421,437
		$1,248,419

shares	Trading Companies & Distributors - 2.77%	value
6,710	MSC Industrial Direct Co., Inc. - Class A	$414,007
2,080	WW Grainger, Inc.	$417,123
		$831,130

Total Common Stocks		value
(Cost $30,943,223)		$29,833,499

Short-Term Investments - 0.59%

shares		value
178,242	Fidelity Institutional Money Market Funds -
	Money Market Portfolio - Class I, 0.12% (c)	$178,242

Total Short-Term Investments		value
(Cost $178,242)		$178,242

Total Investments		value
(Cost $31,121,465) - 100.02%		$30,011,741
Liabilities in Excess of Other Assets - (0.02)%		$(7,245)
TOTAL NET ASSETS - 100.00%		$30,004,496

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) Foreign issued security.
(c) Variable rate security; the rate shown represents the rate at November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	9

Statement of Operations
For the Six Months Ended November 30, 2015 (Unaudited)

Investment Income:
Dividend income	$348,063
Interest income	238
348,301
Expenses:
Investment advisory fees	119,538
Administration fees	18,309
Federal and state registration fees	15,445
Fund accounting fees	13,736
12b-1 - Class J	11,240
Transfer agent fees	10,054
Audit and tax fees	8,235
Legal fees	8,118
Custody fees	6,656
Chief Compliance Officer fees	6,111
Reports to shareholders	5,428
Trustees’ fees	2,834
Shareholder servicing fees - Class I	2,288
Transfer agent expenses	2,185
Other	3,651
Total expenses	233,828
Less waivers and reimbursements by Adviser (Note 4)	(52,111)
Net expenses	181,717

Net Investment Income	166,584

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions	(1,082,832)
Change in unrealized appreciation (depreciation)
on investments	(1,646,625)
Net realized and unrealized loss on investments	(2,729,457)

Net-Decrease in Net Assets Resulting
from Operations	$(2,562,873)

Statements of Changes in Net Assets

	six months ended
	November 30, 2015	year ended
Operations:	(Unaudited)	May 31, 2015
Net investment income	$166,584	$263,041
Net realized-gain (loss) on investment
transactions	(1,082,832)	4,524,674
Change in unrealized appreciation
(depreciation) on investments	(1,646,625)	(2,268,249)
Net increase (decrease) in net assets
resulting from operations	(2,562,873)	2,519,466

	six months ended
	November 30, 2015	year ended
Capital Share Transactions:	(Unaudited)	May 31, 2015
Shares Sold - Class J	268,492	3,974,421
Shares Sold - Class I	19,314,052	2,179,122
Shares issued to holders in reinvestment
of dividends - Class J	66,401	2,667,558
Shares issued to holders in reinvestment
of dividends - Class I	119,247	1,382,398
Shares redeemed - Class J	(19,112,595)	(2,208,328)
Shares redeemed - Class I	(1,824,635)	(143,085)
Net increase/(decrease) in net assets
from capital share transactions	(1,169,038)	7,852,086

	six months ended
Dividends and Distributions to	November 30, 2015	year ended
Shareholders:	(Unaudited)	May 31, 2015
Net investment income - Class J	(66,515)	(133,315)
Net investment income - Class I	(119,247)	(86,605)
Net realized gains - Class J	—	(2,540,315)
Net realized gains - Class I	—	(1,295,794)
Total dividends and distributions	(185,762)	(4,056,029)
Increase (Decrease) in Net Assets	(3,917,673)	6,315,523

	six months ended
	November 30, 2015	year ended
Net Assets:	(Unaudited)	May 31, 2015
Beginning of period	$33,922,169	$27,606,646
End of period	$30,004,496	$33,922,169
Accumulated Undistributed Net
Investment Income	$54,768	$73,946

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Value Fund	Semi-Annual Report

Financial Highlights
Class J

	six months ended
	November 30, 2015	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$13.29	$13.99	$12.42	$9.81	$11.23	$9.34
Income from investment operations:
Net investment income(1)	0.06	0.11	0.08	0.14	0.11	0.10
Net realized and unrealized gain (loss)
on investments	(1.06)	1.05	2.54	2.73	(0.84)	1.87
Total from investment operations	(1.00)	1.16	2.62	2.87	(0.73)	1.97
Less distributions:
Dividends from net investment income	(0.05)	(0.09)	(0.08)	(0.15)	(0.10)	(0.08)
Distributions from net realized gain
on investments	—	(1.77)	(0.97)	(0.11)	(0.59)	—
Total distributions	(0.05)	(1.86)	(1.05)	(0.26)	(0.69)	(0.08)
Net asset value, end of period	$12.24	$13.29	$13.99	$12.42	$9.81	$11.23
Total return(2)	(7.53)%	8.49%	21.48%	29.76%	(6.47)%	21.19%
Supplemental data and ratios:
Net assets, end of period (000’s)	$3,262	$22,885	$19,408	$14,872	$11,062	$9,183
Ratio of expenses to average net assets
Before waivers and reimbursements
of expenses(3)	1.60%	1.65%	1.75%	2.03%	2.08%	2.78%
After waivers and reimbursements
of expenses(3)	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets
Before waivers and reimbursements
of expenses(3)	0.57%	0.39%	0.10%	0.48%	0.23%	(0.59)%
After waivers and reimbursements
of expenses(3)	0.92%	0.79%	0.60%	1.26%	1.06%	0.94%
Portfolio turnover rate(2)	47.52%	119.76%	96.09%	121.35%	116.74%	120.51%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements

Semi-Annual Report	Jensen Quality Value Fund	11

Financial Highlights
Class I

	six months ended
	November 30, 2015	year ended	year ended	year ended	year ended	year ended
Per Share Data:	(Unaudited)	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$13.26	$13.97	$12.42	$9.82	$11.24	$9.35
Income from investment operations:
Net investment income(1)	0.07	0.13	0.10	0.15	0.12	0.11
Net realized and unrealized gain (loss)
on investments	(1.05)	1.05	2.53	2.73	(0.84)	1.87
Total from investment operations	(0.98)	1.18	2.63	2.88	(0.72)	1.98
Less distributions:
Dividends from net investment income	(0.08)	(0.12)	(0.11)	(0.17)	(0.11)	(0.09)
Distributions from net realized gain
on investments	—	(1.77)	(0.97)	(0.11)	(0.59)	—
Total distributions	(0.08)	(1.89)	(1.08)	(0.28)	(0.70)	(0.09)
Net asset value, end of period	$12.20	$13.26	$13.97	$12.42	$9.82	$11.24
Total return(2)	(7.41)%	8.67%	21.58%	29.91%	(6.30)%	21.33%
Supplemental data and ratios:
Net assets, end of period (000’s)	$26,742	$11,037	$8,199	$5,473	$4,071	$3,503
Ratio of expenses to average net assets
Before waivers and reimbursements
of expenses(3)	1.41%	1.42%	1.53%	1.80%	1.87%	2.61%
After waivers and reimbursements
of expenses(3)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss)
to average net assets
Before waivers and reimbursements
of expenses(3)	0.77%	0.65%	0.33%	0.73%	0.44%	(0.42)%
After waivers and reimbursements
of expenses(3)	1.08%	0.97%	0.76%	1.43%	1.21%	1.09%
Portfolio turnover rate(2)	47.52%	119.76%	96.09%	121.35%	116.74%	120.51%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements

12	Jensen Quality Value Fund	Semi-Annual Report

Notes to Financial Statements
November 30, 2015 (Unaudited)

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills are valued at market price.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

● Level 1 –	Quoted prices in active markets for identical securities.
● Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
● Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Semi-Annual Report	Jensen Quality Value Fund	13

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock(1)	$29,833,499	$—	$—	$29,833,499
Short-Term
Investments	178,242	—	—	178,242
Total Investments	$30,011,741	$—	$—	$30,011,741

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the six months with significant unobservable inputs which would be classified as Level 3. During the six months ended November 30, 2015, there were no significant transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the six months ended November 30, 2015.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the six months ended November 30, 2015 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the six months, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2015, open Federal tax years include the tax years ended May 31, 2012 through 2015. The Fund has no examination in progress. The Fund is also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters
The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 were as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$1,101,554	$1,346,495
Long-Term Capital Gain	$2,954,475	$518,485
Short-Term Capital Gain	$—	$—

14	Jensen Quality Value Fund	Semi-Annual Report

The components of accumulated earnings (losses) on a tax basis as of May 31, 2015 were as follows:

Cost basis of investments for federal income
tax-purposes	$33,445,440
Gross tax unrealized appreciation	2,403,292
Gross tax unrealized depreciation	(1,949,922)
Net tax unrealized appreciation	$453,370
Undistributed ordinary income	1,468,343
Undistributed long-term capital gain	2,673,346
Total distributable earnings	$4,141,689
Other accumulated gains	—
Total accumulated gains	$4,595,059

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

On December 17, 2015, the Fund declared and paid, respectively, a distribution from ordinary income of $8,798 and $83,355 for Class J and Class I shares, respectively, to shareholders of record as of December 16, 2015.

On December 17, 2015, the Fund declared and paid a short-term capital gain of $162,492 and $1,231,913 for Class J and Class I, respectively, to shareholders of record as of December 16, 2015.

On December 17, 2015, the Fund declared and paid a long-term capital gain of $283,418 and $2,148,699 for Class J and Class I, respectively, to shareholders of record as of December 16, 2015.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended May 31, 2015, no such reclassifications were required.

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 30, 2016, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.25% and 1.10% (the “Expense Limitation Caps”) of the Fund’s average daily net assets, for Class J and Class I shares, respectively. For the six months ended November 30, 2015, expenses of $16,166 and $35,945 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2016	$66,751
May 31, 2017	$117,646
May 31, 2018	$115,780
November 30, 2018	$52,111

5. Distribution and Shareholder Servicing Plan
The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund, which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing. During the six months ended November 30, 2015, the Fund accrued expenses of $11,240 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $2,288 pursuant to the Shareholder Servicing Plan for shareholder servicing fees relating to Class I shares. As of November 30, 2015, the Distributor was owed fees of $37,947 for 12b-1 fees relating to Class J shares and $3,720 for shareholder servicing fees relating to Class I shares which are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

6. Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the

Semi-Annual Report	Jensen Quality Value Fund	15

preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the six months ended November 30, 2015 the Fund incurred $18,309 in administration fees. At November 30, 2015, the Administrator was owed fees of $5,131.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. For the six months ended November 30, 2015, the Fund incurred $13,736, $12,239, and $6,656 in fund accounting, transfer agency, and custody fees, respectively. At November 30, 2015, fees of $4,504, $4,157, and $4,762 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund has a line of credit with US Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the six months ended November 30, 2015, the Fund was allocated $6,111 of the Trust’s Chief Compliance Officer fee. At November 30, 2015, fees of $2,115 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions
Transactions in shares of the Fund were as follows:

	six months ended
Class J Shares	November 30, 2015	year ended
	(Unaudited)	May 31, 2015
Shares sold	21,644	289,459
Shares issued in reinvestment of
dividends	4,973	202,685
Shares redeemed	(1,482,647)	(157,046)
Net increase (decrease)	(1,456,030)	335,098

	six months ended
Class I Shares	November 30, 2015	year ended
	(Unaudited)	May 31, 2015
Shares sold	1,503,517	151,223
Shares issued in reinvestment of
dividends	9,493	105,233
Shares redeemed	(152,974)	(10,782)
Net increase	1,360,036	245,674

8. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended November 30, 2015, were $14,952,950 and $15,610,977, respectively. For the six months ended November 30, 2015, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At November 30, 2015, Charles Schwab & Co., Inc. and TD Ameritrade, Inc., for the benefit of its customers, held 43.17% and 32.00%, respectively, of the outstanding shares of the Class J share class. At November 30, 2015, Pershing, LLC, for the benefit of its customers, held 91.92% of the outstanding shares of the Class I share class.

10. Line of Credit
At November 30, 2015, the Fund had a line of credit in the amount of the lessor of $1,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, which matures on August 12, 2016. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The interest rate on outstanding principal amounts is equal to the prime rate (3.25% as of November 30, 2015). The credit facility is with the Fund’s custodian, US Bank. During the six months ended November 30, 2015, the Fund had borrowings on the line of credit on 3 days, with an average borrowing and interest rate on those days of $420,333 and 3.25%, respectively. Interest expense of $114 incurred during the six months is included within other expenses on the Statement of Operations. The balance on September 15, 2015 of $423,000 was the maximum amount of borrowings outstanding during the six months ended November 30, 2015. As of November 30, 2015, the Fund did not have any borrowings on the line of credit.

16	Jensen Quality Value Fund	Semi-Annual Report

Expense Example – November 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) (Class J only) and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 - November 30, 2015).

Actual Expenses
The first lines of the tables below for each share class of the Fund provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second lines of the tables below for each share class of the Fund provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Semi-Annual Report	Jensen Quality Value Fund	17

Expense Example Tables

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2015 –
Jensen Quality Value Fund – Class J	June 1, 2015	November 30, 2015	November 30, 2015
Actual	$1,000.00	$924.70	$6.01
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* June 1, 2015 –
Jensen Quality Value Fund – Class I	June 1, 2015	November 30, 2015	November 30, 2015
Actual	$1,000.00	$925.90	$5.30
Hypothetical (5% return before expenses)	1,000.00	1,019.50	5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status
The Fund designated 32.35% of dividends declared during the fiscal year ended May 31, 2015 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 32.95% of dividends declared from net investment income during the fiscal year ended May 31, 2015 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 80.04% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2015.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information
The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

4. Indemnifications
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

18	Jensen Quality Value Fund	Semi-Annual Report

6. Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Semi-Annual Report	Jensen Quality Value Fund	19

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Jensen Quality Value Fund (the “Fund”), a series of the Trust, and Jensen Investment Management, Inc., the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed account that is similar to the Fund in terms of investment strategy and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

Discussion of Factors Considered
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. Nature, Extent and Quality of Services Provided to the Fund
The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Robert F. Zagunis, Eric H. Schoenstein, Robert D. McIver, Kurt M. Havnaer, Allen T. Bond, Kevin J. Walkush and Adam D. Calamar, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. Investment Performance of the Fund and the Adviser
The Trustees discussed the performance of the Fund’s Class J shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015. In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 3000 Value Index, and in comparison to a peer group of U.S. open-end mid-cap value funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account that is similar to the Fund in terms of investment strategy.

The Trustees noted for the one-year period ended April 30, 2015, the Fund’s performance for Class J shares ranked above the Morningstar Peer Group median, falling within the second quartile, and for the three-year period ended April 30, 2015, was equal to the Morningstar Peer Group median, also falling within the second quartile. The Trustees further noted for the five-year period ended April 30, 2015, the Fund’s performance was slightly below the Morningstar Peer Group median, falling into the third quartile. The Trustees also noted for the year-to-date period ended April 30, 2015, the Fund’s performance was below the Morningstar Peer Group median, falling into the fourth quartile. The Trustees also noted that for the year-to-date and one-year periods ended March 31, 2015, the Fund outperformed its benchmark

20	Jensen Quality Value Fund	Semi-Annual Report

index, the Russell 3000 Value Index, and for the three-year, five-year and since inception periods ended March 31, 2015, the Fund had underperformed the benchmark index. The Trustees further noted that for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2015, the Fund’s performance was generally in alignment with the Adviser’s separately-managed account that is similar to the Fund in terms of investment strategy.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. Costs of Services Provided and Profits Realized by the Adviser
The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage commissions. These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75% was at the top of the first quartile and below its Morningstar Peer Group average of 0.82%, which fell in the third quartile. The Trustees noted that the Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.00% for Class J shares was at the top of the second quartile and was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.03%, which fell within the third quartile. The Trustees then compared the fees paid by the Fund to the fees paid by a separately-managed account of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Fund and further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its subsidies to support the Fund’s operations.

4. Extent of Economies of Scale as the Fund Grows
The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed fee waivers and expense reimbursements by the Adviser with respect to the Fund. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. Benefits Derived From the Relationship with the Fund
The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees examined the brokerage and commissions negotiated by the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

Conclusions
The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

Semi-Annual Report	Jensen Quality Value Fund	21

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;
●	information you give us orally; and
●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

22	Jensen Quality Value Fund	Semi-Annual Report

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D 615 E. Michigan St. Milwaukee, WI 53202 Age: 60	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004–present).	37	Independent Trustee, USA MUTUALS (an open-end investment company with four portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	37	Independent Trustee, USA MUTUALS (an open-end investment company with four portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Indefinite Term; Since October 23, 2009	Retired (2011–present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	37

Independent Manager, Ramius IDF, LLC (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

Semi-Annual Report	Jensen Quality Value Fund	23

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	37	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with four portfolios).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since May 29, 2015	Vice President, U.S. Bancorp Fund Services, LLC (April 2012–present); Research Associate, Vista360, LLC (May 2010–April 2012).	N/A	N/A
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014-present); Senior Vice President, Ariel Investments, LLC (2010–2013); Vice President, Ariel Investments, LLC (2003–2010).	N/A	N/A
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A
Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2011–present), Student, Illinois State University (2006–2011).	N/A	N/A
Melissa Aguinaga 615 E. Michigan st. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A

(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Jensen Quality Value Fund

	Class J Shares	Class I Shares

Investment Adviser Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 800.992.4144

Fund Administrator, Transfer Agent, and Fund Accountant U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian U.S. Bank, N.A. Custody Operations 1555 N. RiverCenter Drive Suite 302 Milwaukee, WI 53212

Legal Counsel Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202

Independent Registered Public Accounting Firm Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue Suite 800 Cleveland, OH 44115

Distributor Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

jenseninvestment.com

JN-SEMIQV	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/	John Buckel
John Buckel, President

Date	February 2, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	John Buckel
John Buckel, President

Date	February 2, 2016

By (Signature and Title)*	/s/	Jennifer Lima
Jennifer Lima, Treasurer

Date	February 2, 2016

* Print the name and title of each signing officer under his or her signature.